Exhibit 10.37

SECOND AMENDMENT TO
EMPLOYMENT AGREEMENT

     This Amendment Number Two, dated as of May 23, 2000, to the Employment Agreement dated as of February 6, 1996 (the "Agreement") between US Airways, Inc., a Delaware corporation (the "Company"), and Lawrence M. Nagin (the "Executive") is entered into as of the date first stated above.

     WHEREAS, the Board believes it is important to diminish the inevitable distraction of the Executive by virtue of the personal uncertainties and risks created by a pending or threatened change of control of the Company and to encourage the Executive's full attention and dedication to the Company currently and in the event of any threatened or pending change of control, and to provide the Executive with compensation and benefits arrangements upon a change of control which ensure that the compensation and benefits expectations of the Executive will be satisfied; and

     WHEREAS, the Board believes it to be in the best interests of the Company to amend the Agreement to achieve the aforementioned objectives;

     NOW, THEREFORE, the following amendment is hereby made to the Agreement:

     1.  Section 1(c) of the Agreement is hereby amended by inserting, after the phrase "third anniversary of such date" in clause (1) thereof, the following:

        "(or, in the event of the occurrence of a Change of Control under Section 2(c) below, the third anniversary of the consummation of the reorganization, merger or consolidation the shareholder approval of which constituted a Change of Control)."

                                                                     EXECUTIVE

                                                                     /s/ Lawrence M. Nagin_______
                                                                     Lawrence M. Nagin

                                                                     Executive Vice President, Corporate
                                                                     Affairs and General Counsel

                                                                     US AIRWAYS, INC.

                                                                      /s/ Jennifer C. McGarey_______
                                                                     Jennifer C. McGarey
                                                                     Secretary and Assistant General
                                                                     Counsel

                                                                     US AIRWAYS GROUP, INC.

                                                                      /s/ Jennifer C. McGarey_______
                                                                     Jennifer C. McGarey
                                                                     Secretary